EXHIBIT 99.5

[WaMu Mortgage Pass-Through Certificates

Series 2005-AR2]

Marketing Materials

$2,519,144,000 (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 11, 2005

[WaMu Mortgage Pass-Through Certificates, Series 2005-AR2]

  $2,519,144,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1A	$466,160,000	Not Provided Hereby		Variable (3)	Senior	Aaa/AAA
2A-1A	$600,000,000	2.75 / 3.01	1-91 / 1-479	Variable (3)	Senior	Aaa/AAA
2A-1B	$400,000,000	2.75 / 3.01	1-91 / 1-479	Variable (3)	Senior Mezz	Aaa/AAA
2A-2A1	$750,000,000	2.75 / 3.01	1-91 / 1-479	Variable (3)	Senior	Aaa/AAA
2A-2A2	$391,500,000	1.50 / 1.50	1-45 / 1-45	Variable (3)	Senior	Aaa/AAA
2A-2A3	$149,772,000	6.01 / 6.96	45-91 / 45-479	Variable (3)	Senior	Aaa/AAA
2A-2B	$227,872,000	2.75 / 3.01	1-91 / 1-479	Variable (3)	Senior Mezz	Aaa/AAA
B-1	$189,279,000	Not Provided Hereby		Variable (5)	Subordinate	NR/AA
B-2	$46,489,000			Variable (5)	Subordinate	NR/A
B-3	$29,885,000			Variable (5)	Subordinate	NR/BBB
R	$100	Information Not Provided Hereby			Senior/Residual	Aaa/AAA
X (4)	$				Senior IO/PO	Aaa/AAA
B-4	$29,885,000	Privately Offered Certificates			Subordinate	NR/BB
B-5	$23,244,000				Subordinate	NR/B
B-6	$16,607,749				Subordinate	NR/NR
Total:	$3,320,693,849

(1)  Distributions on the Class 1A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group I Mortgage Loans”). Distributions on the Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group II Mortgage Loans”).  Distributions on the Subordinate Certificates will be derived from the Group I Mortgage Loans and Group II Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)  WAL and Payment Window for the Class 1A, Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates are shown to the Option Call Date (as described herein) and to Maturity.

(3)  On each Distribution Date, the Certificate Interest Rate for the Class 1A, Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50]%.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(4)  The Class X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), adjusting the Certificate Interest Rates on the Class A Certificates for an interest accrual period based on a year consisting of twelve thirty-day months, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

(5)  For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Co-Manager:  Bear, Stearns & Co. Inc.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  January 1, 2005.

Expected Pricing Date:  On or about January [12], 2005.

Closing Date:  On or about January 26, 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in February 2005.

Servicing Fee:  [0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class 1A Certificates (the “Group I Certificates”) and the Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates (collectively, the “Group II Certificates”) and the Class X and Class R Certificates. The Group I Certificates and the Group II Certificates are collectively known as the “Class A Certificates”. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (except for the Class 1A Certificate) and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A Certificates (the“Offered Certificates”) are being offered herein.

Accrued Interest:  The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [25] days of accrued interest.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:  The interest accrual period for the Class A Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:  The Class A, Class X and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:  As of January 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $3,320,693,849, of which: (i) approximately $518,531,198 consisted of a pool of conforming balance mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $2,802,162,651 consisted of a pool of conforming and non-conforming balance mortgage loans (the “Group II Mortgage Loans” together with the Group I Mortgage Loans, the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [10.10]% total subordination.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:  Until the first Distribution Date occurring after January 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                      Unscheduled Principal Payments (%)

February 2005 – January 2015                              0% Pro Rata Share

February 2015 – January 2016                              30% Pro Rata Share

February 2016 – January 2017                              40% Pro Rata Share

February 2017 – January 2018                              60% Pro Rata Share

February 2018 – January 2019                              80% Pro Rata Share

February 2019 and after                                       100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in February 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in February 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate amount.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Carryover Shortfall Amount:  If on any Distribution Date, one month LIBOR plus the related margin for the Class A Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class  and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

Adjusted Cap Rate:  The“Adjusted Cap Rate”for anyDistribution Date and any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the related Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less the related Net Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the related Mortgage Loans prior to such distribution date (adjusted for the Class A Certificates on an actual/360 basis).

The“Adjusted Cap Rate” for any Distribution Date and the Subordinate Certificates is equal to the  Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net Deferred Interest:  For each group of Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

Yield Maintenance Agreement:  On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates.  The notional balance of the Yield Maintenance Agreement and the strike rates are in the tables below.  The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the Class A Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in August 2013.  Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates For Group I Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	249,253,067	8.95609	53	137,925,209	8.95606	79	73,995,959	8.95601
2	453,255,093	9.94999	28	243,016,753	9.26530	54	135,022,415	9.26526	80	72,178,850	8.95601
3	442,956,013	8.95612	29	236,914,070	8.95609	55	132,182,719	8.95606	81	70,405,784	9.26521
4	432,874,838	9.26532	30	230,942,071	9.26529	56	129,404,714	8.95606	82	68,675,703	8.95601
5	423,006,813	8.95612	31	225,097,876	8.95609	57	126,687,025	9.26526	83	66,987,573	9.26521
6	413,347,286	9.26532	32	219,378,670	8.95609	58	124,026,609	8.95605	84	65,340,385	8.95601
7	403,891,712	8.95612	33	213,781,702	9.26529	59	121,305,687	9.26522	85	63,733,154	8.95601
8	394,635,645	8.95612	34	208,303,955	8.95609	60	118,505,190	8.95601	86	62,164,920	9.59573
9	385,574,741	9.26532	35	202,914,763	9.26529	61	115,611,448	8.95601	87	60,634,744	8.95601
10	376,704,248	8.95611	36	198,153,718	8.95608	62	112,787,600	9.94987	88	59,141,710	9.26521
11	367,976,850	9.26531	37	193,468,343	8.95608	63	110,031,968	8.95601	89	57,684,926	8.95600
12	359,386,464	8.95611	38	189,425,092	9.59581	64	107,342,917	9.26521	90	56,263,517	9.26520
13	350,922,718	8.95611	39	185,469,230	8.95608	65	104,718,848	8.95601	91	54,876,634	8.95600
14	342,639,437	9.94998	40	181,598,817	9.26528	66	102,158,203	9.26521	92	53,523,445	8.95600
15	334,532,658	8.95611	41	177,811,957	8.95608	67	99,659,459	8.95601	93	52,203,138	9.26520
16	326,598,505	9.26531	42	174,106,797	9.26528	68	97,221,132	8.95601	94	50,914,922	8.95600
17	318,833,191	8.95611	43	170,481,527	8.95608	69	94,841,769	9.26521	95	49,658,024	9.26520
18	311,233,014	9.26531	44	166,934,377	8.95607	70	92,519,957	8.95601	96	48,431,690	8.95600
19	303,794,355	8.95610	45	163,463,616	9.26528	71	90,254,314	9.26521	97	47,235,183	8.95600
20	296,513,674	8.95610	46	160,067,346	8.95607	72	88,043,489	8.95601	98	46,067,784	9.94986
21	289,387,514	9.26531	47	156,726,028	9.26527	73	85,886,169	8.95601	99	44,928,793	8.95600
22	282,412,087	8.95610	48	153,437,207	8.95607	74	83,781,066	9.94987	100	43,817,525	9.26520
23	275,549,302	9.26530	49	150,196,654	8.95606	75	81,726,927	8.95601	101	42,733,311	8.95600
24	268,794,285	8.95610	50	147,026,738	9.94993	76	79,722,528	9.26521	102	41,675,499	9.26520
25	262,138,714	8.95610	51	143,925,880	8.95606	77	77,766,673	8.95601	103	40,643,453	8.95600
26	255,626,026	9.94996	52	140,892,540	9.26526	78	75,858,196	9.26521	104	0	0.00000

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates For Group II Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	1,348,666,844	8.90424	53	747,466,690	8.90421	79	401,133,898	8.90419
2	2,449,374,431	9.89471	28	1,315,010,546	9.21238	54	731,781,816	9.21235	80	391,286,551	8.90419
3	2,393,826,470	8.90425	29	1,282,073,868	8.90423	55	716,437,016	8.90421	81	381,677,845	9.21233
4	2,339,451,584	9.21239	30	1,249,840,972	9.21237	56	701,424,724	8.90421	82	372,302,045	8.90419
5	2,286,224,208	8.90425	31	1,218,296,377	8.90423	57	686,737,546	9.21235	83	363,153,550	9.21233
6	2,234,119,347	9.21239	32	1,187,424,949	8.90423	58	672,368,256	8.90421	84	354,226,896	8.90419
7	2,183,112,566	8.90425	33	1,157,211,895	9.21237	59	657,574,950	9.21234	85	345,516,746	8.90419
8	2,133,179,973	8.90425	34	1,127,642,756	8.90423	60	642,330,317	8.90420	86	337,017,894	9.54172
9	2,084,298,211	9.21239	35	1,098,536,004	9.21237	61	626,649,519	8.90420	87	328,725,257	8.90419
10	2,036,444,442	8.90425	36	1,072,811,513	8.90423	62	611,347,415	9.89465	88	320,633,874	9.21233
11	1,989,338,827	9.21239	37	1,047,516,459	8.90423	63	596,414,921	8.90420	89	312,738,903	8.90419
12	1,942,962,159	8.90425	38	1,025,682,151	9.54176	64	581,843,170	9.21234	90	305,035,618	9.21233
13	1,897,304,711	8.90424	39	1,004,318,665	8.90423	65	567,623,509	8.90420	91	297,519,404	8.90419
14	1,852,618,835	9.89470	40	983,415,572	9.21237	66	553,747,489	9.21234	92	290,185,759	8.90419
15	1,808,883,226	8.90424	41	962,962,677	8.90422	67	540,206,864	8.90420	93	283,030,288	9.21232
16	1,766,077,061	9.21238	42	942,950,015	9.21236	68	526,993,585	8.90420	94	276,048,700	8.90418
17	1,724,179,982	8.90424	43	923,367,847	8.90422	69	514,099,795	9.21234	95	269,236,809	9.21232
18	1,683,172,089	9.21238	44	904,206,654	8.90422	70	501,517,824	8.90420	96	262,590,528	8.90418
19	1,643,033,926	8.90424	45	885,457,132	9.21236	71	489,240,187	9.21234	97	256,105,867	8.90418
20	1,603,746,473	8.90424	46	867,110,185	8.90422	72	477,259,577	8.90420	98	249,778,932	9.89463
21	1,565,291,138	9.21238	47	849,050,173	9.21236	73	465,568,860	8.90420	99	243,605,925	8.90418
22	1,527,649,743	8.90424	48	831,269,494	8.90422	74	454,161,076	9.89465	100	237,583,134	9.21232
23	1,490,596,901	9.21238	49	813,764,472	8.90422	75	443,029,429	8.90420	101	231,706,939	8.90418
24	1,454,117,352	8.90424	50	796,640,070	9.89467	76	432,167,285	9.21233	102	225,973,807	9.21232
25	1,418,203,480	8.90424	51	779,887,804	8.90422	77	421,568,170	8.90419	103	220,380,289	8.90418
26	1,383,058,963	9.89469	52	763,499,379	9.21236	78	411,225,764	9.21233	104	0	0.00000

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:  Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than the Class X Certificates) as follows:

(a)  any realized losses remaining on the Group I Mortgage Loans to the Class 1A Certificates and the group I principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(b)  any realized losses remaining on the Group II Mortgage Loans to the Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates and the group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3 and Class 2A-2B Certificates’ pro-rata allocation of realized losses will be allocated in the order below:

    a.  the Class 2A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-1B Certificates until its class principal balance has been reduced to zero; then,

    b.  the aggregate of the Class 2A-2A1, Class 2A-2A2 and Class 2A-2A3 Certificates’ pro rata allocation of realized losses be allocated to the Class 2A-2B Certificates until its class principal balance is equal to zero.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)  Class R Certificates, principal from the Group I Mortgage Loans, until the principal balance of such class has been reduced to zero;

3)  Class A Certificates, principal, concurrently:

        (a)  From the Group I Mortgage Loans principal, sequentially to the Class 1A Certificates and the group I principal only component of the Class X Certificates, until the principal balance of such Class or Classes is reduced to zero;

        (b)  From the Group II Mortgage Loans, principal, sequentially:

            (I)  Concurrently, paid pro rata:

                i.  To the Class 2A-1A Certificates, principal until its certificate principal balance is reduced to zero;

                ii.  To the Class 2A-1B Certificates, principal until its certificate principal balance is reduced to zero;

                iii.  To the Class 2A-2A1, Class 2A-2A2 and Class 2A-2A3 Certificates, principal, concurrently, paid pro rata:

                    1.  To the Class 2A-2A1 Certificates, principal until its certificate principal balance is reduced to zero;

                    2.  To the Class 2A-2A2 and Class 2A-2A3 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

                iv.  To the Class 2A-2B Certificates, principal until its certificate principal balance is reduced to zero; and

            (II)  To the group II principal only component of the Class X Certificates;

4)  Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)  Class B-1 Certificates, principal allocable to such Class;

7)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)  Class B-2 Certificates, principal allocable to such Class;

9)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)  Class B-3 Certificates, principal allocable to such Class;

11)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)  Class R Certificate, any remaining amount.

RBS GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class 2A-1A to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.60	4.60	2.75	2.23	1.57
MDUR (yr)	4.88	4.09	2.55	2.09	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class 2A-1A to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.02	4.98	3.01	2.44	1.71
MDUR (yr)	5.13	4.34	2.74	2.26	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2A-1B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.60	4.60	2.75	2.23	1.57
MDUR (yr)	4.86	4.07	2.54	2.09	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class 2A-1B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.02	4.98	3.01	2.44	1.71
MDUR (yr)	5.11	4.32	2.74	2.25	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class 2A-2A1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.60	4.60	2.75	2.23	1.57
MDUR (yr)	4.88	4.08	2.54	2.09	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class 2A-2A1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.02	4.98	3.01	2.44	1.71
MDUR (yr)	5.13	4.33	2.74	2.26	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2A-2A2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.12	2.53	1.50	1.22	0.88
MDUR (yr)	2.90	2.38	1.44	1.18	0.85
First Prin Pay	1	1	1	1	1
Last Prin Pay	94	77	45	36	26

Class 2A-2A2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.12	2.53	1.50	1.22	0.88
MDUR (yr)	2.90	2.38	1.44	1.18	0.85
First Prin Pay	1	1	1	1	1
Last Prin Pay	94	77	45	36	26

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class 2A-2A3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	12.10	10.00	6.01	4.87	3.40
MDUR (yr)	10.03	8.53	5.43	4.47	3.19
First Prin Pay	94	77	45	36	26
Last Prin Pay	179	149	91	75	54

Class 2A-2A3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	13.60	11.40	6.96	5.63	3.89
MDUR (yr)	10.91	9.41	6.13	5.06	3.59
First Prin Pay	94	77	45	36	26
Last Prin Pay	479	479	479	479	479

Class 2A-2B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.60	4.60	2.75	2.23	1.57
MDUR (yr)	4.86	4.07	2.54	2.09	1.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class 2A-2B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	6.02	4.98	3.01	2.44	1.71
MDUR (yr)	5.11	4.32	2.74	2.25	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

 Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1)  Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)  Assumes proceeds from the related Yield Maintenance Agreement are included.

RBS GREENWICH CAPITAL